Exhibit 99.1

Corporate Overview July 11, 2016

Safe Harbor This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, financing plans, and the projected cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; and the potential that we will need additional funding to complete all of our studies. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2015. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof. 2 Introduction

Amicus 2016 – Looking Back 3 Introduction Chaperone Technology for LSDs Small molecules U.S. rights to Galafold™ (migalastat) Callidus acquisition Biologics Global rights to migalastat Positive Phase 3 data for migalastat Biologics scale-up International HQ MAA Submission Scioderm acquisition Pompe ERT in clinic Amicus Has Greatly Expanded Product Pipeline, Technologies and Geographies 2012 2013 2014 2015

Introduction 4

Amicus 2016 – Continuing the Momentum

Significant Milestones in 2016

2012
- Chaperone Technology for LSDs
- Small molecules
- U.S. rights to Galafold

2013
- Callidus acquisition
- Biologics
- Global rights to Galafold

2014
- Galafold positive Phase 3 data
- Biologics scale-up

2015
- International HQ
- MAA Submission
- Scioderm acquisition
- Pompe ERT in clinic

2016 Target Milestones
- ✓ **Galafold EU approval for Fabry**
- **FDA regulatory clarity for Galafold**
- **EB Phase 3 data**
- **Pompe clinical data**

Amicus Therapeutics

Amicus Vision Introduction 5 Amicus Therapeutics is a global biotechnology company at the forefront of developing advanced therapies to treat a range of devastating rare and orphan diseases Potential First-in-Class / Best-in-Class Meaningful Benefits for Patients Rare & Devastating Diseases

Key Drivers of Value Introduction 6 3 Novel Product Candidates Each with $500M to $1B+ Market Potential Galafold Precision Medicine (Small Molecule) EU Full Approval Launched in Germany (May 30, 2016) FDA Meeting anticipated mid-year Phase 3 Novel Topical Cream (SD-101) U.S. Breakthrough Therapy Designation Rolling NDA Phase 3 Data targeted in 2H16 Novel ERT + Chaperone Treatment Paradigm Biologics Manufacturing Clinical Study Initiated with Data Anticipated in 2016 R&D Engine and Continued Business Development Activity Pompe Epidermolysis Bullosa (EB) Fabry

Galafold™ (Migalastat) Precision Medicine for Fabry Disease

European Commission Granted Full Approval for Galafold Galafold: Precision Medicine for Fabry Disease 8 Galafold Indicated for Long-Term Treatment of Adults and Adolescents Aged  16 years with a Confirmed Diagnosis of Fabry Disease and Who have an Amenable Mutation The evaluation of EMA’s Committee for Medicinal Products for Human Use (CHMP) was based on the results of two phase III clinical trials in about 110 patients with Fabry disease who had a genetic mutation which responds to migalastat. Galafold demonstrated its efficacy compared to placebo (a dummy treatment) and to ERT in a long-term comparative study. - EMA Press Release Hard Capsules Oral Use 14 Hard Capsules

Galafold: Precision Medicine for Fabry Disease

9

Fabry Disease Overview

Fabry Disease is a Fatal Genetic Disorder that Affects Multiple Organ Systems

Leading Causes of Death

TRANSIENT ISCHEMIC ATTACK (TIA) & STROKE[1]

HEART DISEASE[2]
- Irregular heartbeat (fast or slow)
- Heart attack or heart failure
- Enlarged heart

KIDNEY DISEASE[3]
- Protein in the urine
- Decreased kidney function
- Kidney failure



Life-Limiting Symptoms

GASTROINTESTINAL[3]
- Nausea, vomiting, cramping, and diarrhea
- Pain/bloating after eating, feeling full
- Constipation
- Difficulty managing weight

Key Facts

- Deficiency of α-Gal A enzyme leading to GL-3 accumulation
- >800 known mutations
- 5-10K diagnosed WW (51% female/49% male[4])
- Newborn screening studies suggest prevalence of ~1:1000 to ~1:4000

1. Desnick R, *et al.* **Ann Intern Med. 2003** 2. Yousef Z, *et al.* **Eur Heart J. 2013** 3. Germain D. **Orphanet J Rare Dis. 2010** 4. Fabry Registry 2011

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease 10

Summary of Clinical Data

Favorable Efficacy and Safety Data in Two Largest Phase 3 Studies Ever Completed in Fabry Disease



Reduction in Disease Substrate
IC GL-3 (Study 011[1])*
Plasma Lyso Gb-3 (Study 011[2,1] and 012[3])*

Stability of Kidney Function
Estimated Glomerular Filtration Rate (eGFR) and Measured GFR (Study 011[4] and Study 012[4,3])

Reduction in Cardiac Mass
Left Ventricular Mass Index (LVMI) (Study 011[2] and 012)*

Improvement in GI Symptoms
Gastrointestinal Symptoms Rating Scale (GSRS) (Study 011[1])*

Low Rate of Fabry-Associated Clinical Events
Renal, Cardiac and Cerebro-Vascular Events (Study 012[3])

1: Improvement versus placebo over 6 months in amenable patients
2: Improvement from baseline over 18+ months
3: Comparable to ERT over 18 months
4: Stabilization from baseline over 18 months with favorable comparison to natural history in literature

*Analyses in this endpoint achieved statistical significance. For more complete clinical data go to amicusrx.com/posters.aspx

Amicus Therapeutics

Launch Activities 11 Galafold: Precision Medicine for Fabry Disease Experienced commercial leadership team with established international operations International distribution system Medical education and patient advocacy ongoing on behalf of Fabry patients Global value dossier complete and local submissions in development Launch Underway! Patient and physician mapping

Galafold: Precision Medicine for Fabry Disease 12

Galafold Commercial Opportunity

Amicus is Prioritizing EU, Japan, US and Other Large Fabry Markets for Initial Launch
Go To Market Strategy to Address 35%-50% of Patients with Amenable Mutations

Geographic Segments


ROW
26%
U.S.
27%
Japan
13%
EU
34%

- $1.2B in FY15 ERT Sales[1]
- Market Continues to Grow > 10% / Year
- ERT Infused Once Every 2 Weeks

Patient Segments


Undiagnosed
Diagnosed Untreated
ERT-Treated
= amenable mutations

- 5k-10k Patients Diagnosed WW
- 40%-50% of Diagnosed Patients not on ERT
- Newborn screening studies suggest prevalence of ~1:1000 to ~1:400[2]

1. Company filings and Amicus estimates 2. Burton, **LDN WORLD Symposium,** 2012 Feb. Mechtler *et al.*, **The Lancet**, 2011 Dec. Hwu *et al.*, **Hum Mutation**, 2009 Jun. Spada *et al.*, **Am J Human Genet.**, 2006 Jul

Amicus Therapeutics

Global Regulatory Strategy Galafold: Precision Medicine for Fabry Disease 13 FDA Meeting Anticipated in mid-2016 EU Approval and Launch (May 30, 2016) Expanded Access Program (EAP) Underway in International Territories EU Approval Lays the Foundation to Address ~70% of Global Fabry Market Regulatory Submission Process Initiated in Other Key Geographies

Galafold: Precision Medicine for Fabry Disease
14

EU Launch Strategy

EU Market Represents 34% of FY15 ERT Global Sales ($1.2B)

UNITED KINGDOM
ERT-treated patients: ~450
Highly Specialised Technology (HST)

FRANCE
ERT-treated patients : ~375 patients
Multiple patients treated under ATU

GERMANY
ERT-treated patients : ~500 patients
~50% of diagnosed patients untreated
Galafold launched – initial patients on treatment



Amicus Therapeutics

German Launch Underway Experienced, high quality team Launch began May 30, 2016 First prescription successfully delivered Patient support program in place Pricing dossier ready for submission Market mapping complete Significant KOL engagement to date Galafold: Precision Medicine for Fabry Disease 15 Drug Shipped to First Patient within 24 Hours

Galafold: Precision Medicine for Fabry Disease 16

Japan Market Overview

Amicus is Actively Pursuing a Regulatory Pathway in Japan



MARKET OVERVIEW

- ~650 patients treated
- No ERT home infusion currently available
- Physicians tend to initiate treatment early

CLINICAL/REGULATORY STATUS

- Phase 1 PK study completed
- Multiple sites and patients participated in Phase 3 Study 012
- Orphan drug designation
- Regulatory discussions initiated with PMDA

Amicus Therapeutics

United States Market Overview Galafold: Precision Medicine for Fabry Disease 17 FDA Meeting and U.S. Regulatory Update Anticipated Mid-2016 MARKET OVERVIEW ERT-treated patients: ~1,500 ~40%-50% diagnosed and untreated Fabrazyme only CLINICAL/REGULATORY STATUS FDA meeting anticipated mid-2016

Amicus Proprietary Fabry ERT Target Fabry ERT product profile: Improved drug targeting Co-formulation with chaperone Novel Proprietary Fabry ERT 18 Building on Biologics Capabilities and CHART Platform to Develop Differentiated Novel ERT Development status: Cell line transferred to manufacturer Preclinical data update in 2H16

CHART Preclinical Proof-of-Concept for Fabry Co-Formulation Novel Proprietary Fabry ERT 19 Co-Formulation (ERT + Migalastat) Results in Significantly Greater Tissue Uptake and Further Substrate Reduction* Heart GL-3 *ERT designed to be biosimilar to Fabrazyme; **0 = wild-type, 100 = untreated KO mouse % Elevated > Wild-Type** % Elevated > Wild-Type** Kidney GL-3 A-Gal A Tissue Uptake GL-3 Substrate Reduction *ERT+/- Migalastat HCl in GLA Knock-Out Mice (Repeat-Dose IV Administration) JR-051 (1 mg/kg ) JR-051 (3 mg/kg) JR-051 (1 mg/kg ) JR-051 (3 mg/kg) Heart Kidney 4 3 2 0.8 0.6 0.4 0.2 0 -Gal A (nmol/mg protein/hr) JR-051 (1 mg/kg ) JR-051 (3 mg/kg ) JR051 alone JR051 + migalastat 2.5 2.0 1.5 1.0 0.5 0 -Gal A (nmol/mg protein/hr) JR-051 (1 mg/kg ) JR-051 (3 mg/kg ) JR051 alone JR051 + migalastat 0 20 40 60 80 0 20 40 60 80

Fabrazyme 1 mg/kg Fabrazyme 0.5 mg/kg Replagal 0.2 mg/kg CHART Phase 2a Results for Fabry Co-Administration Study 013 Novel Proprietary Fabry ERT 20 Co-Administration with Fabrazyme or Replagal Leads to Consistent Increases in Active Plasma Enzyme Levels and Tissue Uptake1 1 Bichet, et al., A Phase 2a Study to Investigate the Effect of a Single Dose of Migalastat HCl, a Pharmacological Chaperone, on Agalsidase Activity in Subjects with Fabry Disease, LDN WORLD 2013. Plasma rhGLA Activity (Area Under Curve) Plasma AUC rhGLA Activity (hr*nmol/hr/mL) Mean Skin GLA Activity (Day 2) Mean Skin GLA Activity (pmol/mg/hr) Replagal 0.2 mg/kg (n=4) Fabrazyme 0.5 mg/kg (n=1) Fabrazyme 1 mg/kg (n=6) 0 1,000 2,000 3,000 4,000 5,000 ERT Alone ERT + migalastat 450 mg +127% +267% +77% 0 5,000 10,000 15,000 20,000 ERT Alone ERT + 450 mg Migalastat +179% +144% +125%

Fabry Franchise Strategy Fabry Franchise 21 Amicus Therapeutics is Committed to Delivering the Highest Quality Therapies and Future Innovation to Find a Cure for ALL Fabry Patients ERTs ERTs Galafold Amicus ERT (ERT+Chaperone) Galafold Future Innovative Therapies Yesterday Today Tomorrow

ATB200 Novel ERT for Pompe Disease A Proprietary, Clinical-Stage Biologics Program

Pompe Disease Overview Novel ERT for Pompe Disease – ATB200 + Chaperone 23 Severe, Fatal, Genetic Disorder with Significant Unmet Medical Need Deficiency of GAA leading to glycogen accumulation Age of onset ranges from infancy to adulthood Symptoms include muscle weakness, respiratory failure, and cardiomyopathy Respiratory and cardiac failure are leading causes of morbidity and mortality 5,000 – 10,000 patients diagnosed WW1 ~$800M+ Global Pompe ERT sales in FY152 1. National Institute of Neurological Disorders and Stroke (NIH). 2. Sanofi Press Release & 10-K

Novel ERT for Pompe Disease – ATB200 + Chaperone 24

Pompe ERT - 3 Challenges

Amicus Technology Platforms with Potential to Address Challenges with Existing Pompe ERT

Challenge			Amicus Platform
Activity/ Stability	Rapid denaturation of ERT in pH of blood[1]	Protein Aggregation	CHART – CHAPERONE-ADVANCED REPLACEMENT THERAPY
Tolerability / Immunogenicity	Infusion-associated reactions in >50% of late-onset patients[3]	Antibody titers shown to affect treatment outcomes[4,5]	CHART – CHAPERONE-ADVANCED REPLACEMENT THERAPY
Uptake/ Targeting	Low M6P receptor uptake into skeletal muscle[2]	Vast majority of rhGAA not delivered to lysosomes[2]	Uniquely Engineered rhGAA Optimized M6P & Carbohydrates



1Khanna et al., PLoS ONE, 2012; 2Zhu et al., Amer. Soc. Gene Therapy, 2009 June; 3Banati et al., Muscle Nerve, 2011 Dec.; 4Banugaria et al., Gen. Med., 2011 Aug.; 5de Vries et al., Mol Genet Metab., 2010 Dec.

Amicus Therapeutics

Novel ERT for Pompe Disease – ATB200 + Chaperone 25

Preclinical Proof of Concept

ATB200 + Chaperone Results in Improved Substrate Clearance in Preclinical Models[1]

PAS-glycogen staining in Quadriceps


PAS (20x)
Untreated
Alglucosidase Alfa
ATB200+ AT2221
Wild-Type

LAMP1 Immunohistochemical staining in Soleus


LAMP1 (40x)
Untreated
Alglucosidase Alfa
ATB200+AT2221
Wild-Type

1. Following 2 doses of 20mg/kg alglucosidase alfa or ATB200 + AT2221 in Gaa KO mice, skeletal muscles evaluated for glycogen clearance and proliferated lysosomes. Treatment with alglucosidase alfa modestly reduced glycogen or proliferated lysosomes while ATB200, co-administered with AT2221 significantly decreased the muscle pathology associated with Pompe disease.

Amicus Therapeutics

Human Proof-of-Concept: Currently Marketed ERT + Chaperones Novel ERT for Pompe Disease – ATB200 + Chaperone 26 ERT Activity Increased and Infusion Time Decreased with ERT + Chaperone 1 Kishnani, et al., LDN WORLD 2013 2 Doerfler, et al. WORLD 2014 * Cohort 1 (AT2220 50 mg) muscle GAA activity not shown; 50 mg dose did not demonstrate meaningful change in tissue uptake (muscle) Plasma AUC GAA Activity (hr*nmol/hr/mL) Time of Enrollment (Months) Infusion Duration (Hours) Patient 1 Patient 2 8 4 0 12 8 4 2 0 6 Amicus Phase 2 Study 010 Enzyme Activity1 Investigator-Initiated Study Infusion Time2 0 50,000 100,000 150,000 200,000 250,000 300,000 ERT Alone ERT + AT2220 Cohort 1 (n=4) Cohort 2 (n=6) Cohort 3 (n=6) Cohort 4 (n=7) +110% (Cohort 4) +70% (Cohort 2) +100% (Cohort 3) +50% (Cohort 1)

Biologics Manufacturing Capabilities Novel ERT for Pompe Disease – ATB200 + Chaperone 27 Optimized Glycosylation and Key Quality Attributes Maintained Through Scale Up rhGAA lacks M6P; cannot be targeted to lysosomes rhGAA contains M6P; targeted to lysosomes Lyophilized Vial of ATB200 GAA Activity (nmol/mL/hr) GAA Activity (nmol/mL/hr) GAA Activity (nmol/mL/hr) M6P [mM] M6P [mM] M6P [mM] CI-MPR Receptor Chromatography GAA Activity M6P Bench Scale 5L Scale 250L Scale Proof of Concept Studies 0 20 40 60 80 0 1 2 3 4 5 8% 92% G A A A c t i v i t y ( n m o l / m L / h r ) M 6 P [ m M ] 0 15 30 45 60 0 1 2 3 4 5 5L Bioreactor Run G A A A c t i v i t y ( n m o l / m L / h r ) M 6 P [ m M ] GAA Activity M6P (mM) 11% 89% 0 20 40 60 80 0 1 2 3 4 5 Engineering Run 2 G A A A c t i v i t y ( n m o l / m L / h r ) M 6 P [ m M ] 9% 91%

Novel ERT for Pompe Disease – ATB200 + Chaperone
28

Clinical Study in Pompe Patients

Patient Dosing Underway and Enrollment Ongoing at Multiple Sites

Stage 1 (Single Ascending Dose)	Stage 2 (Multiple Ascending Dose)	Long-Term Open-Label Extension
Single Dose ATB200 Every Other Week	Fixed Dose ATB200 + Chaperone (AT2221) Every Other Week	Fixed Dose ATB200 + Chaperone (AT2221) Every Other Week

Stage 1: ATB200 5 mg/kg (Week 2) → ATB200 10 mg/kg (Week 4) → ATB200 20 mg/kg (Week 6)

Stage 2: ATB200 20mg/kg + AT2221 (Low Dose) (Weeks 8, 10, 12) → ATB200 20mg/kg + AT2221 (High Dose) (Weeks 14, 16, 18)

Assessments:

- Plasma PK (Enzyme Activity & Total protein)
- Safety/Tolerability
- Antibodies
- Infusion-Associated Reactions
- Pharmacodynamics
- Efficacy (Long-Term Extension)

Amicus Therapeutics

SD-101 for Epidermolysis Bullosa (EB) Poised to deliver pivotal data for a devastating rare disease

EB Disease Overview SD-101 for EB 30 Rare, Devastating, Connective Tissue Disorder with No Approved Treatments Multiple genes cause disease which results in fragility of skin and can affect internal organs Diagnosed from infancy to adulthood Severe blistering, open wounds, and scarring in response to minor friction to the skin Disfiguring, excruciatingly painful, and can be fatal Given the lack of approved treatment options, any reduction in disease symptoms would be considered meaningful 30,000 – 40,000 diagnosed patients in major global regions

SD-101 for EB
31

Three Major EB Types Represent ~99% of EB Population

Multiple Types…Single Devastating and Fatal Genetic Disorder

Simplex	Dystrophic	Junctional
		
~75% of EB Population	~20% of EB Population	~5% of EB Population

INCREASING SEVERITY

No Approved Therapies Today

SD-101 in Development for All 3 Major Types

30,000 - 40,000 Diagnosed in Major Markets

Amicus Therapeutics

U.S. Breakthrough Therapy Designation Open-label, 8-patient proof of concept study1 Ages 6 months – 9 years All baseline target wounds ≥ 10 cm2 SD-101 3% applied once daily for 3 months SD-101 for EB 32 Positive Early Results from Phase 2a Study Led to Breakthrough Therapy Designation 1. Simplex (n=3), Junctional (n=3), Dystrophic (n=2) Key Findings 1-Year-Old Girl with EB Simplex Baseline Following 2 months of treatment 87.5% of patients experienced complete closure of target wounds within 1 month Daily administration generally safe and well-tolerated 57% reduction in affected body surface area by month 3

Phase 2b Design (Study 003) SD-101 for EB 33 Placebo (n=17) SD-101 6% (n=15) Open-Label SD-101 6% 3-Month, Double-Blind Treatment Period1 Primary Efficacy Endpoint: Target Wound Healing at Month 1 Baseline wound: Chronic (≥ 21 days), size 5-50 cm2 SD-101 3% (n=16) Secondary Efficacy Endpoints Include: Time to target wound closure Change in Body Surface Area (BSA) of lesional skin 42/44 Patients entered extension study $400K FDA Grant for Extension Study 48 EB patients (age ≥ 6 months)1 - 1:1:1 Randomization - Daily Topical Application 1. Assessments: 0, 14, 30, 60, 90 Days. 2. Initial Disease Severity: Mean target lesion size (cm2) 14.0 (range 5-39); mean lesional BSA: 19.4% (range 0.4-48%); mean wound age (days): 182 (range 21-1,639). EB types enrolled: Simplex (n=11), Dystrophic (n=29), and Junctional (n=8) Optional Extension (SD-004)

Phase 2b Results SD-101 for EB 34 SD-101 6% Demonstrated Higher Proportion of Complete Target Wound Closure *SD-101 6% vs placebo, unadjusted p=0.04 ITT Population (n=48) Evaluable Population1 (n=45) (p=0.04)* Proportion of Complete Target Wound Closure (%) Proportion of Complete Target Wound Closure (%) 1. Excluded from Evaluable population: 1 patient (due to lost to follow-up), 2 patients (did not have single identified and qualified target lesion). 1 additional patient lost to follow up after Month 1 visit and is excluded from target wound assessment at later time points N=17 N=15 N=16 N=17 N=15 N=16 N=17 N=12 N=16 N=17 N=11 N=16 Placebo SD-101 3% SD-101 6% 41% 41% 38% 44% 67% 82% Month 1 Month 2 (Pre-specified Primary Endpoint) (Phase 3 Primary Endpoint) 41% 41% 38% 44% 53% 60% Month 1 Month 2 (Pre-specified Primary Endpoint) (Phase 3 Primary Endpoint)

Phase 2b Results – Secondary Endpoint SD-101 for EB 35 SD-101 6% Showed Fastest Time to Wound Closure; SD-101 Generally Safe and Well-Tolerated Median Time to Wound Closure (Days) Median Time to Wound Closure (Days) 91 Days 86 Days 40 Days ITT Population (n=48) Evaluable Population (n=45) Adverse Events Similar Across Treatment Arms of Placebo, SD-101 3%, and SD-101 6% Placebo SD-101 3% SD-101 6% 91 Days 86 Days 30 Days N=17 N=15 N=16 N=17 N=12 N=16

Phase 2b Extension (Study 004) Results SD-101 for EB 36 Results on Total Body Surface Area (BSA) Affected by Wounds and Lesions Mean Absolute Change to Month 12 (95% CI): -3.41% (-7.0, 0.2) BL n=42 M3 n=37 M6 n=33 M9 n=30 M12 n=28 Note: Mean and SEM on change from baseline are plotted. Study 004 Total BSA baseline values are: N=42 Baseline population: 11.3. N=28 population used for Month 12 comparison: 10.9 3 6 9 12 -5 -4 -3 -2 -1 0 1 2 3 Baseline Time, Months C h a n g e i n T o t a l B S A f r o m B a s e l i n e ( % )

Phase 3 Design (SD-005) SD-101 for EB 37 Phase 3 Initiated in 2Q15 and ~50% Enrolled ~150 EB patients (age > 1 month) Placebo SD-101 6% Primary Endpoint: Target Wound Healing at Month 2 US and EU regulatory authorities agreed on primary endpoint Baseline wound: Chronic (> 21 days), size >10 cm2 44/44 Patients Have Continued in Open-Label Extension (Jan. 8, 2015) Primary Endpoint: Target Wound Healing at Month 2 US and EU regulatory authorities agreed on primary endpoint Baseline wound: Chronic (> 21 days), size >10 cm2 Primary Endpoint: Target Wound Healing at Month 2 U.S. and EU regulatory authorities agreed on primary endpoint Baseline wound: Chronic (> 21 days), size >10 cm2 Secondary Endpoints Include Time to target wound closure Change in Body Surface Area (BSA) of lesions and blisters 3-Month, Double-Blind Treatment Period1 Open-Label SD-101 6% Optional Extension (SD-006) 1. Assessments: 0, 14, 30, 60, 90 Days. 1:1 randomization, daily topical application 100% Participation in Extension Study (June 1, 2016)

Phase 3 Design (SD-005) SD-101 for EB 38 Study Design Incorporates Key Learnings from Phase 2b Study ~150 EB patients (age . 1 month) Placebo SD-101 6% Primary Endpoint: Target Wound Healing at Month 2 US and EU regulatory authorities agreed on primary endpoint Baseline wound: Chronic (> 21 days), size >10 cm2 44/44 Patients Have Continued in Open-Label Extension (Jan. 8, 2015) Sample Size (p < 0.05 if treatment difference ~17% or greater) Optimal concentration 1. Complete target wound closure in patients with target wounds > 10 cm2 at Month 2 in Phase 2b: SD-101 6% - 50% (n= 4) vs. Placebo - 12.5% (n=8) Primary Endpoint: Target Wound Healing at Month 2 US and EU regulatory authorities agreed on primary endpoint Baseline wound: Chronic (> 21 days), size >10 cm2 Primary Endpoint: Target Wound Healing at Month 2 U.S. and EU regulatory authorities agreed on primary endpoint Baseline wound: Chronic (> 21 days), size >10 cm2 Secondary Endpoints Include Time to target wound closure Change in Body Surface Area (BSA) of lesions and blisters Increases Ability to Distinguish SD-101 vs. Placebo1 3-Month, Double-Blind Treatment Period Open-Label SD-101 6% Optional Extension (SD-006) 100% Participation in Extension Study (June 1, 2016)

Global Regulatory Strategy SD-101 for EB 39 Positive FDA and EMA Feedback on Phase 3 Study Design U.S. Breakthrough Therapy designation (BTD) based on Phase 2 POC U.S. orphan drug designation Rolling NDA initiated 4Q15 EU orphan drug designation Approved Paediatric Investigation Plan (PIP) Defined regulatory pathway ROW regulatory strategy based on EMA and FDA submissions

$1B+ Commercial Potential SD-101 for EB 40 KOL Feedback Supports Profound Unmet Medical Need and Broad Usage in All EB Types Diagnosed EB Patients by Geography Significant Unmet Medical Need Significant Unmet Clinical Need No approved treatments, opportunity for first-in-class Promising proof of concept in all EB types Strong Support Among Surveyed Stakeholders Physicians indicate usage in 100% patients Payers indicate support for broad reimbursement if approved Large Commercial Opportunity 30,000 – 40,000 diagnosed patients in major markets KOLs expect diagnosis rates to increase (U.S., EU3, Japan) U.S. 52% EU3 35% Japan 13%

CDKL5 Deficiency Program 41

Cyclin-Dependent Kinase-Like 5 (CDKL5) Deficiency

Rare, Devastating, Genetic Neurological Disease with No Approved Treatments



- Genetic mutations in CDKL5 gene result in deficient protein essential for normal brain development
- Persistent, spontaneous seizures starting in infancy
- Severe impairment in neurological development
- Most affected children cannot walk, talk or care for themselves
- May include scoliosis, visual impairment, sensory issues, and gastrointestinal complications
- >1,200 documented cases worldwide[1]
- Patient identification rising significantly

1. LouLouFoundation.org

Amicus Therapeutics

Strategic Fit with Amicus Vision and Biologics Pipeline CDKL5 Deficiency Program 42 New CDKL5 Program Expands Biologics Pipeline and Fits with Our Vision to Build a Leading Global Biotechnology Company Focused on Rare and Devastating Diseases CDKL5 is a rare, devastating genetic neurological disease with no approved treatment Potential first-in-class CDKL5 protein replacement therapy expands biologics pipeline Partnering with CDKL5 community to raise awareness and advance toward treatment 1 Third party market research - Michael Jasulavic, Founder of MiaMed I am confident the Company’s advancement of this program will raise CDKL5 awareness and, most importantly, increase the potential for success in developing a CDKL5 protein replacement therapy.” - Ashley R. Winslow, PhD, Director of Neurogenetics of the Orphan Disease Center at University of Pennsylvania Today there is no approved treatment for people living with CDKL5 deficiency, and the number of patients diagnosed has been increasing rapidly ” -John F. Crowley, Chairman and CEO of Amicus This CDKL5 program is an important investment in our stated strategy to expand our biologics pipeline by integrating new, innovative technologies to develop first- and best-in-class therapies for patients who are in desperate need of new treatments.”

Financial Summary Strong Balance Sheet to Invest in Rare Disease Pipeline

Strong Balance Sheet Financial Summary 44 Financial Position March 31, 2016 Current Cash: $165.9M Current Debt $50.0M FY16 Net Cash Spend Guidance: $135-$155M Cash Runway Mid-2017 Total Net Proceeds from ATM as of April 29 $16.2M Capitalization Shares Outstanding 125,221,637 Cash Position Provides Runway Under Current Operating Plan into mid-2017 Strong Balance Sheet Provides Cash Runway into Mid-2017

Key Drivers of Value Introduction 45 3 Novel Product Candidates Each with $500M to $1B+ Market Potential Galafold Precision Medicine (Small Molecule) EU Full Approval Launched in Germany (May 30, 2016) FDA Meeting anticipated mid-year Phase 3 Novel Topical Cream (SD-101) U.S. Breakthrough Therapy Designation Rolling NDA Phase 3 Data targeted in 2H16 Novel ERT + Chaperone Treatment Paradigm Biologics Manufacturing Clinical Study Initiated with Data Anticipated in 2016 R&D Engine and Continued Business Development Activity Pompe Epidermolysis Bullosa (EB) Fabry

Thank You ©AMICUS THERAPEUTICS. CRANBURY, NJ. 2016